                                                                     Exhibit 3.2

STATE OF NEVADA

ROSS MILLER		SCOTT W.ANDERSON
Secretary of State		Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement
June 3, 2008

Job Number	Corporation Number
C20080603-1669	E0327622008-0

Document Filing
Filing Description	Number	Date/Time of Filing

Merge In	20080376723-78	June 3, 2008
11:00:52 AM

Corporation Name		Resident Agent
SMSA EL PASO II ACQUISITION CORP.		THE CORPORATION TRUST COMPANY
OF NEVADA

The  attached  document(s)  were  filed  with the  Nevada  Secretary  of  State, Commercial  Recordings  Division.  The filing  date and time have bee affixed to each document,  indicating the date and time of filing.  A filing number is also affixed and can be used to reference this document in the future.

Respectfully,
/s/ Ross Miller
ROSS MILLER
Secretary of State

                          Commercial Recording Division
                              202 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
           Fax (775) 684-7138

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

               (Pursuant to Nevada Revised Statutes Chapter 92A)
                            (excluding 92A.200(4b))

1)   Name and  jurisdiction  of  organization  of each  constituent  entity (NRS 92A.200).  If there are more than four merging entities,  check box [ ] and  attach an 81/2" x11" blank sheet  containing  the (: 1) Unchecked  required information for each additional entity.

     Senior Management Services of El Paso Coronado Inc.
     -------------------------------------------------------------
     Name of merging entity

     Texas                                             Corporation
     ------------                                      -----------
     Jurisdiction                                      Entity type *

     -------------------------------------------------------------
     Name of merging entity

     ------------                                      -----------
     Jurisdiction                                      Entity type *

     -------------------------------------------------------------
     Name of merging entity

     ------------                                      -----------
     Jurisdiction                                      Entity type *

     and,

     SMSA El Paso II Acquisition Corp.
     --------------------------------
     Name of surviving entity

     Nevada                                            Corporation
     ------------                                      -----------
     Jurisdiction                                      Entity type *

* Corporation,  non-profit corporation,  limited partnership,  limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State
AM Merger Page 1 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2)   Forwarding  address where copies of process may be sent by the Secretary of  State of Nevada (if a foreign  entity is the  survivor  in the merger - NRS 92A.1 90) :

               Attn:_____________________________

               c/o:______________________________
                   ______________________________

3)   (Choose one)

     [ ]  The  undersigned  declares  that a plan of merger has been  adopted by each constituent entity (NRS 92A.200).

     [X]  The undersigned declares that a plan of merger has been adopted by the  parent domestic entity (NRS 92A.180)

4)   Owner's  approval  (NRS  92A.200)(options  a,  b,  or c must  be  used,  as  applicable, for each entity) (if there are more than four merging entities,  check  box [ ] and  attach  an 8  1/2" x 11"  blank  sheet  containing  the required information for each additional entity):

(a)  Owner's approval was not required from

     -------------------------------------
     Name of merging entity, if applicable

     -------------------------------------
     Name of merging entity, if applicable

     -------------------------------------
     Name of merging entity, if applicable

     -------------------------------------
     Name of merging entity, if applicable

     and, or;

     -------------------------------------
     Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State
AM Merger Page 1 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

     Senior Management Services of El Paso Coronado, Inc.
     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     and, or;

     SMSA El Paso II Acquisition Corp.
     --------------------------------------------------
     Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing  instrument of a  business  trust,  a  merger  must  be  approved  by all the  trustees  and beneficial  owners of each business  trust that is a  constituent  entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State
AM Merger Page 1 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):
     The plan of merger has been  approved by the  directors of the  corporation and by each public  officer or other person  whose  approval of the plan of merger  is  required  by the  articles  of  incorporation  of the  domestic corporation.

     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     --------------------------------------------------
     Name of merging entity, if applicable

     and, or;

     --------------------------------------------------
     Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State
AM Merger Page 1 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)   Amendments, if any, to the articles or certificate of the surviving entity.   Provide article numbers, if available. (NRS 92A.200)*:

6)   Location of Plan of Merger (check a or b):

[ ]  (a) The entire plan of merger is attached; or,

[X]  (b) The entire  plan of merger is on file at the  registered  office of the surviving corporation,  limited-liability  company or business trust, or at the  records  office  address if a limited  partnership,  or other place of business of the surviving entity (NRS 92A.200).

7)   Effective date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the  articles  of  merger.  Please  entitle  them  "Restated"  or  "Amended  and Restated,"  accordingly.  The form to accompany restated articles  prescribed by the secretary of state must  accompany  the amended  and/or  restated  articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the  constituent  documents of the surviving  entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as  specified  in the  articles,  which  must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.	Nevada Secretary of State
AM Merger Page 1 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299

(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

8)   Signatures - Must be signed by: An officer of each Nevada corporation;  All general partners of each Nevada limited  partnership;  All general partners of  each   Nevada   limited   partnership;   A  manager   of  each   Nevada limited-liability  company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

     (if there are more than four merging entities,  check box [ ] and attach an  8 1/2" x 1 1 " blank  sheet  containing  the  required  information  for each  additional entity.):

     Senior Manaagement Services of El Paso Coronado, Inc.
     -----------------------------------------------------
     Name of merging entity

     X /s/ Timothy P. Halter        President         5-22-08
     ------------------------------        -------------         -------
     Signature                                Title                 Date

     -----------------------------------------------------
     Name of merging entity

     X
     -----------------------                  ---------         -------
     Signature                                Title             Date

     -----------------------------------------------------
     Name of merging entity

     X
     -----------------------                  ---------         -------
     Signature                                Title             Date

     SMSA El Paso II Acquisition Corp.
     -----------------------------------------------------
     Name of surviving entity

     X /s/ Timothy P. Halter                 President         5-22-08
     -----------------------------                  ------------          --------
     Signature                                        Title                 Date

* The  articles of merger must be signed by each foreign  constituent  entity in the manner provided by the law governing it (NRS 92A.230).  Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State
AM Merger Page 1 2007
Revised on: 01/01/07